Supplemental Information
Fourth Quarter 2020

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Income statement
Net interest income	$43,360	$48,891	$10,253	$10,129	$10,848	$12,130	$12,140
Noninterest income	42,168	42,353	9,846	10,207	11,478	10,637	10,209
Total revenue, net of interest expense	85,528	91,244	20,099	20,336	22,326	22,767	22,349
Provision for credit losses	11,320	3,590	53	1,389	5,117	4,761	941
Noninterest expense	55,213	54,900	13,927	14,401	13,410	13,475	13,239
Income before income taxes	18,995	32,754	6,119	4,546	3,799	4,531	8,169
Pretax, pre-provision income (1)	30,315	36,344	6,172	5,935	8,916	9,292	9,110
Income tax expense	1,101	5,324	649	(335)	266	521	1,175
Net income	17,894	27,430	5,470	4,881	3,533	4,010	6,994
Preferred stock dividends	1,421	1,432	262	441	249	469	246
Net income applicable to common shareholders	16,473	25,998	5,208	4,440	3,284	3,541	6,748
Diluted earnings per common share	1.87	2.75	0.59	0.51	0.37	0.40	0.74
Average diluted common shares issued and outstanding	8,796.9	9,442.9	8,785.0	8,777.5	8,768.1	8,862.7	9,079.5
Dividends paid per common share	$0.72	$0.66	$0.18	$0.18	$0.18	$0.18	$0.18

Performance ratios
Return on average assets	0.67%	1.14%	0.78%	0.71%	0.53%	0.65%	1.13%
Return on average common shareholders’ equity	6.76	10.62	8.39	7.24	5.44	5.91	11.00
Return on average shareholders’ equity	6.69	10.24	8.03	7.26	5.34	6.10	10.40
Return on average tangible common shareholders’ equity (2)	9.48	14.86	11.73	10.16	7.63	8.32	15.43
Return on average tangible shareholders’ equity (2)	9.07	13.85	10.84	9.84	7.23	8.29	14.09
Efficiency ratio	64.55	60.17	69.29	70.81	60.06	59.19	59.24

At period end
Book value per share of common stock	$28.72	$27.32	$28.72	$28.33	$27.96	$27.84	$27.32
Tangible book value per share of common stock (2)	20.60	19.41	20.60	20.23	19.90	19.79	19.41
Market capitalization	262,206	311,209	262,206	208,656	205,772	184,181	311,209
Number of financial centers - U.S.	4,312	4,300	4,312	4,309	4,298	4,297	4,300
Number of branded ATMs - U.S.	16,904	16,788	16,904	16,962	16,862	16,855	16,788
Headcount	212,505	208,131	212,505	211,225	212,796	208,931	208,131

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle.
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 34.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Net interest income
Interest income	$51,585	$71,236	$11,461	$11,486	$12,540	$16,098	$16,926
Interest expense	8,225	22,345	1,208	1,357	1,692	3,968	4,786
Net interest income	43,360	48,891	10,253	10,129	10,848	12,130	12,140

Noninterest income
Fees and commissions	34,551	33,015	9,061	8,777	8,392	8,321	8,520
Market making and similar activities	8,355	9,034	1,372	1,689	2,487	2,807	1,767
Other income (loss)	(738)	304	(587)	(259)	599	(491)	(78)
Total noninterest income	42,168	42,353	9,846	10,207	11,478	10,637	10,209
Total revenue, net of interest expense	85,528	91,244	20,099	20,336	22,326	22,767	22,349

Provision for credit losses	11,320	3,590	53	1,389	5,117	4,761	941

Noninterest expense
Compensation and benefits	32,725	31,977	8,190	8,200	7,994	8,341	7,977
Occupancy and equipment	7,141	6,588	1,839	1,798	1,802	1,702	1,680
Information processing and communications	5,222	4,646	1,415	1,333	1,265	1,209	1,162
Product delivery and transaction related	3,433	2,762	915	930	811	777	695
Marketing	1,701	1,934	463	308	492	438	524
Professional fees	1,694	1,597	488	450	381	375	442
Other general operating	3,297	5,396	617	1,382	665	633	759
Total noninterest expense	55,213	54,900	13,927	14,401	13,410	13,475	13,239
Income before income taxes	18,995	32,754	6,119	4,546	3,799	4,531	8,169
Income tax expense	1,101	5,324	649	(335)	266	521	1,175
Net income	$17,894	$27,430	$5,470	$4,881	$3,533	$4,010	$6,994
Preferred stock dividends	1,421	1,432	262	441	249	469	246
Net income applicable to common shareholders	$16,473	$25,998	$5,208	$4,440	$3,284	$3,541	$6,748

Per common share information
Earnings	$1.88	$2.77	$0.60	$0.51	$0.38	$0.40	$0.75
Diluted earnings	1.87	2.75	0.59	0.51	0.37	0.40	0.74
Average common shares issued and outstanding	8,753.2	9,390.5	8,724.9	8,732.9	8,739.9	8,815.6	9,017.1
Average diluted common shares issued and outstanding	8,796.9	9,442.9	8,785.0	8,777.5	8,768.1	8,862.7	9,079.5

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Net income	$17,894	$27,430	$5,470	$4,881	$3,533	$4,010	$6,994
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	4,799	5,875	5	101	(102)	4,795	(356)
Net change in debit valuation adjustments	(498)	(963)	(493)	(58)	(1,293)	1,346	(691)
Net change in derivatives	826	616	18	76	315	417	(35)
Employee benefit plan adjustments	(98)	136	(242)	44	57	43	53
Net change in foreign currency translation adjustments	(52)	(86)	34	21	(19)	(88)	13
Other comprehensive income (loss)	4,977	5,578	(678)	184	(1,042)	6,513	(1,016)
Comprehensive income	$22,871	$33,008	$4,792	$5,065	$2,491	$10,523	$5,978

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Net interest income
Interest income
Loans and leases	$34,029	$43,086	$7,603	$7,894	$8,569	$9,963	$10,365
Debt securities	9,790	11,806	2,377	2,130	2,440	2,843	2,841
Federal funds sold and securities borrowed or purchased under agreements to resell	903	4,843	3	55	26	819	1,097
Trading account assets	4,128	5,196	925	948	1,008	1,247	1,234
Other interest income	2,735	6,305	553	459	497	1,226	1,389
Total interest income	51,585	71,236	11,461	11,486	12,540	16,098	16,926

Interest expense
Deposits	1,943	7,188	159	227	373	1,184	1,548
Short-term borrowings	987	7,208	(37)	(24)	(72)	1,120	1,483
Trading account liabilities	974	1,249	210	212	223	329	282
Long-term debt	4,321	6,700	876	942	1,168	1,335	1,473
Total interest expense	8,225	22,345	1,208	1,357	1,692	3,968	4,786
Net interest income	$43,360	$48,891	$10,253	$10,129	$10,848	$12,130	$12,140

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$3,954	$3,834	$1,160	$1,172	$830	$792	$1,007
Other card income	1,702	1,963	407	396	419	480	504
Total card income	5,656	5,797	1,567	1,568	1,249	1,272	1,511
Service charges
Deposit-related fees	5,991	6,588	1,550	1,515	1,299	1,627	1,680
Lending-related fees	1,150	1,086	309	302	263	276	277
Total service charges	7,141	7,674	1,859	1,817	1,562	1,903	1,957
Investment and brokerage services
Asset management fees	10,708	10,241	2,803	2,740	2,483	2,682	2,650
Brokerage fees	3,866	3,661	968	883	939	1,076	928
Total investment and brokerage services	14,574	13,902	3,771	3,623	3,422	3,758	3,578
Investment banking fees
Underwriting income	4,698	2,998	1,088	1,239	1,523	848	800
Syndication fees	861	1,184	227	133	230	271	297
Financial advisory services	1,621	1,460	549	397	406	269	377
Total investment banking fees	7,180	5,642	1,864	1,769	2,159	1,388	1,474
Total fees and commissions	34,551	33,015	9,061	8,777	8,392	8,321	8,520
Market making and similar activities	8,355	9,034	1,372	1,689	2,487	2,807	1,767
Other income (loss)	(738)	304	(587)	(259)	599	(491)	(78)
Total noninterest income	$42,168	$42,353	$9,846	$10,207	$11,478	$10,637	$10,209

(1)Gross interchange fees were $9.2 billion and $10.0 billion and are presented net of $5.5 billion and $6.2 billion of expenses for rewards and partner payments as well as certain other card costs for the years ended December 31, 2020 and 2019, respectively. Gross interchange fees were $2.5 billion, $2.4 billion, $2.0 billion, $2.3 billion and $2.6 billion and are presented net of $1.5 billion, $1.4 billion, $1.2 billion, $1.5 billion and $1.6 billion of expenses for rewards and partner payments as well as certain other card costs for the fourth, third, second and first quarters of 2020 and the fourth quarter of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2020	September 30 2020	December 31 2019
Assets
Cash and due from banks	$36,430	$32,922	$30,152
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	344,033	268,084	131,408
Cash and cash equivalents	380,463	301,006	161,560
Time deposits placed and other short-term investments	6,546	5,088	7,107
Federal funds sold and securities borrowed or purchased under agreements to resell	304,058	326,745	274,597
Trading account assets	198,854	255,500	229,826
Derivative assets	47,179	44,297	40,485
Debt securities:
Carried at fair value	246,601	245,997	256,467
Held-to-maturity, at cost	438,249	338,400	215,730
Total debt securities	684,850	584,397	472,197
Loans and leases	927,861	955,172	983,426
Allowance for loan and lease losses	(18,802)	(19,596)	(9,416)
Loans and leases, net of allowance	909,059	935,576	974,010
Premises and equipment, net	11,000	10,902	10,561
Goodwill	68,951	68,951	68,951
Loans held-for-sale	9,243	4,434	9,158
Customer and other receivables	64,221	61,684	55,937
Other assets	135,203	139,872	129,690
Total assets	$2,819,627	$2,738,452	$2,434,079

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$650,674	$616,925	$403,305
Interest-bearing	1,038,341	996,804	940,731
Deposits in non-U.S. offices:
Noninterest-bearing	17,698	15,158	13,719
Interest-bearing	88,767	73,993	77,048
Total deposits	1,795,480	1,702,880	1,434,803
Federal funds purchased and securities loaned or sold under agreements to repurchase	170,323	190,769	165,109
Trading account liabilities	71,320	84,681	83,270
Derivative liabilities	45,526	41,728	38,229
Short-term borrowings	19,321	17,861	24,204
Accrued expenses and other liabilities	181,799	175,960	182,798
Long-term debt	262,934	255,723	240,856
Total liabilities	2,546,703	2,469,602	2,169,269
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,931,440, 3,887,440 and 3,887,440 shares	24,510	23,427	23,401
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,650,814,105, 8,661,522,562 and 8,836,148,954 shares	85,982	85,954	91,723
Retained earnings	164,088	160,447	156,319
Accumulated other comprehensive income (loss)	(1,656)	(978)	(6,633)
Total shareholders’ equity	272,924	268,850	264,810
Total liabilities and shareholders’ equity	$2,819,627	$2,738,452	$2,434,079

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,225	$4,492	$5,811
Loans and leases	23,636	24,094	38,837
Allowance for loan and lease losses	(1,693)	(1,812)	(807)
Loans and leases, net of allowance	21,943	22,282	38,030
All other assets	1,387	191	540
Total assets of consolidated variable interest entities	$28,555	$26,965	$44,381

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$454	$739	$2,175
Long-term debt	7,053	5,742	8,718
All other liabilities	16	19	22
Total liabilities of consolidated variable interest entities	$7,523	$6,500	$10,915

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	December 31 2020	September 30 2020	December 31 2019
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$176,682	$173,213	$166,760
Tier 1 capital	200,118	196,637	188,492
Total capital	237,964	235,446	221,230
Risk-weighted assets	1,480,439	1,459,993	1,493,460
Common equity tier 1 capital ratio	11.9%	11.9%	11.2%
Tier 1 capital ratio	13.5	13.5	12.6
Total capital ratio	16.1	16.1	14.8

Advanced Approaches
Common equity tier 1 capital	$176,682	$173,213	$166,760
Tier 1 capital	200,118	196,637	188,492
Total capital	227,718	224,541	213,098
Risk-weighted assets	1,371,548	1,364,259	1,446,529
Common equity tier 1 capital ratio	12.9%	12.7%	11.5%
Tier 1 capital ratio	14.6	14.4	13.0
Total capital ratio	16.6	16.5	14.7

Leverage-based metrics (1):
Adjusted average assets	$2,718,824	$2,666,645	$2,374,185
Tier 1 leverage ratio	7.4%	7.4%	7.9%

Supplementary leverage exposure	$2,785,561	$2,866,899	$2,945,636
Supplementary leverage ratio	7.2%	6.9%	6.4%

Tangible equity ratio (2)	7.4	7.4	8.2
Tangible common equity ratio (2)	6.5	6.6	7.3

(1)Regulatory capital ratios at December 31, 2020 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Supplementary leverage exposure at December 31, 2020 and September 30, 2020 excludes U.S. Treasury securities and deposits at Federal Reserve Banks.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 34.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	December 31 2020	September 30 2020	December 31 2019
Total common shareholders' equity	$248,414	$245,423	$241,409
CECL transitional amount (1)	4,213	4,411	—
Goodwill, net of related deferred tax liabilities	(68,565)	(68,569)	(68,570)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(5,751)	(5,853)	(5,193)
Intangibles, other than mortgage servicing rights and goodwill, net of related deferred tax liabilities	(1,617)	(1,656)	(1,328)
Defined benefit pension plan net assets	(1,164)	(1,056)	(1,003)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,753	1,245	1,278
Other	(601)	(732)	167
Common equity tier 1 capital	176,682	173,213	166,760
Qualifying preferred stock, net of issuance cost	23,437	23,426	22,329
Other	(1)	(2)	(597)
Tier 1 capital	200,118	196,637	188,492
Tier 2 capital instruments	22,219	22,571	22,538
Qualifying allowance for credit losses (2)	15,649	16,243	10,229
Other	(22)	(5)	(29)
Total capital under the Standardized approach	237,964	235,446	221,230
Adjustment in qualifying allowance for credit losses under the Advanced approaches (2)	(10,246)	(10,905)	(8,132)
Total capital under the Advanced approaches	$227,718	$224,541	$213,098

(1)The CECL transitional amount includes the impact of the Corporation's adoption of the new CECL accounting standard on January 1, 2020 and 25 percent of the increase in reserves from January 1, 2020 through December 31, 2020.
(2)The balance at December 31, 2020 and September 30, 2020 includes the impact of transition provisions related to the new CECL accounting standard.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2020			Third Quarter 2020			Fourth Quarter 2019
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$321,612	$48	0.06%	$245,682	$10	0.02%	$123,000	$369	1.19%
Time deposits placed and other short-term investments	8,154	(2)	(0.09)	7,686	(4)	(0.25)	9,574	40	1.67
Federal funds sold and securities borrowed or purchased under agreements to resell	264,048	3	—	384,221	55	0.06	293,819	1,097	1.48
Trading account assets	145,319	938	2.57	146,972	960	2.60	147,210	1,253	3.38
Debt securities	653,189	2,391	1.48	533,261	2,147	1.63	464,884	2,866	2.48
Loans and leases (2):
Residential mortgage	228,069	1,660	2.91	237,414	1,811	3.05	231,849	1,953	3.37
Home equity	35,789	277	3.07	37,897	284	2.99	41,230	462	4.45
Credit card	78,210	2,069	10.53	81,309	2,086	10.20	94,951	2,544	10.63
Direct/Indirect and other consumer	90,424	583	2.57	89,559	593	2.63	90,924	786	3.43
Total consumer	432,492	4,589	4.23	446,179	4,774	4.26	458,954	5,745	4.98
U.S. commercial	327,650	2,111	2.56	343,533	2,165	2.51	326,945	3,069	3.73
Non-U.S. commercial	95,739	427	1.77	102,938	465	1.80	104,787	799	3.03
Commercial real estate	61,540	384	2.48	63,262	393	2.47	63,324	632	3.96
Commercial lease financing	17,377	132	3.03	18,106	138	3.04	19,976	168	3.37
Total commercial	502,306	3,054	2.42	527,839	3,161	2.38	515,032	4,668	3.60
Total loans and leases	934,798	7,643	3.26	974,018	7,935	3.25	973,986	10,413	4.25
Other earning assets	89,033	553	2.47	83,086	497	2.39	74,008	1,033	5.53
Total earning assets	2,416,153	11,574	1.91	2,374,926	11,600	1.95	2,086,481	17,071	3.25
Cash and due from banks	35,524			32,714			27,398
Other assets, less allowance for loan and lease losses	340,197			332,044			336,126
Total assets	$2,791,874			$2,739,684			$2,450,005
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$63,600	$2	0.01%	$61,228	$1	0.01%	$50,287	$1	0.01%
Demand and money market deposit accounts	854,723	79	0.04	842,987	93	0.04	754,517	914	0.48
Consumer CDs and IRAs	41,049	47	0.45	45,921	84	0.73	53,183	156	1.16
Negotiable CDs, public funds and other deposits	52,624	27	0.21	57,499	31	0.21	67,603	278	1.63
Total U.S. interest-bearing deposits	1,011,996	155	0.06	1,007,635	209	0.08	925,590	1,349	0.58
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	1,092	1	0.26	1,108	—	0.08	1,615	4	1.09
Governments and official institutions	214	—	—	177	—	—	180	—	0.01
Time, savings and other	77,552	3	0.02	74,200	18	0.10	74,129	195	1.04
Total non-U.S. interest-bearing deposits	78,858	4	0.02	75,485	18	0.09	75,924	199	1.04
Total interest-bearing deposits	1,090,854	159	0.06	1,083,120	227	0.08	1,001,514	1,548	0.61
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	287,459	(37)	(0.05)	286,582	(24)	(0.03)	282,022	1,483	2.09
Trading account liabilities	37,061	210	2.24	39,689	212	2.13	43,449	282	2.57
Long-term debt	225,423	876	1.54	224,254	942	1.67	206,026	1,473	2.85
Total interest-bearing liabilities	1,640,797	1,208	0.29	1,633,645	1,357	0.33	1,533,011	4,786	1.24
Noninterest-bearing sources:
Noninterest-bearing deposits	646,285			612,368			408,925
Other liabilities (3)	233,772			226,348			241,169
Shareholders’ equity	271,020			267,323			266,900
Total liabilities and shareholders’ equity	$2,791,874			$2,739,684			$2,450,005
Net interest spread			1.62%			1.62%			2.01%
Impact of noninterest-bearing sources			0.09			0.10			0.34
Net interest income/yield on earning assets (4)		$10,366	1.71%		$10,243	1.72%		$12,285	2.35%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $31.8 billion, $34.2 billion and $37.2 billion of structured notes and liabilities for the fourth and third quarters of 2020 and the fourth quarter of 2019, respectively.
(4)Net interest income includes FTE adjustments of $113 million, $114 million and $145 million for the fourth and third quarters of 2020 and the fourth quarter of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$59,518	$2,370	$(39)	$61,849
Agency-collateralized mortgage obligations	5,112	161	(13)	5,260
Commercial	15,470	1,025	(4)	16,491
Non-agency residential	899	127	(17)	1,009
Total mortgage-backed securities	80,999	3,683	(73)	84,609
U.S. Treasury and agency securities	114,157	2,236	(13)	116,380
Non-U.S. securities	14,009	15	(7)	14,017
Other taxable securities, substantially all asset-backed securities	2,656	61	(6)	2,711
Total taxable securities	211,821	5,995	(99)	217,717
Tax-exempt securities	16,417	389	(32)	16,774
Total available-for-sale debt securities	228,238	6,384	(131)	234,491
Other debt securities carried at fair value (1)	11,720	429	(39)	12,110
Total debt securities carried at fair value	239,958	6,813	(170)	246,601
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	438,279	10,095	(194)	448,180
Total debt securities	$678,237	$16,908	$(364)	$694,781

	September 30, 2020
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$67,566	$2,349	$(51)	$69,864
Agency-collateralized mortgage obligations	5,663	189	(15)	5,837
Commercial	15,190	1,017	(1)	16,206
Non-agency residential	1,167	146	(30)	1,283
Total mortgage-backed securities	89,586	3,701	(97)	93,190
U.S. Treasury and agency securities	100,508	2,377	(7)	102,878
Non-U.S. securities	16,333	34	(13)	16,354
Other taxable securities, substantially all asset-backed securities	3,628	58	(10)	3,676
Total taxable securities	210,055	6,170	(127)	216,098
Tax-exempt securities	17,299	340	(45)	17,594
Total available-for-sale debt securities	227,354	6,510	(172)	233,692
Other debt securities carried at fair value (1)	11,982	399	(76)	12,305
Total debt securities carried at fair value	239,336	6,909	(248)	245,997
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	338,418	9,727	(228)	347,917
Total debt securities	$577,754	$16,636	$(476)	$593,914

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
FTE basis data (1)
Net interest income	$43,859	$49,486	$10,366	$10,243	$10,976	$12,274	$12,285
Total revenue, net of interest expense	86,027	91,839	20,212	20,450	22,454	22,911	22,494
Net interest yield	1.90%	2.43%	1.71%	1.72%	1.87%	2.33%	2.35%
Efficiency ratio	64.18	59.78	68.90	70.42	59.72	58.82	58.85

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $499 million and $595 million for the years ended December 31, 2020 and 2019, and $113 million, $114 million, $128 million, $144 million and $145 million for the fourth, third, second and first quarters of 2020 and the fourth quarter of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,366	$5,955	$1,282	$2,010	$1,088	$31
Noninterest income
Fees and commissions:
Card income	1,567	1,290	22	166	89	—
Service charges	1,859	879	19	858	97	6
Investment and brokerage services	3,771	69	3,189	30	487	(4)
Investment banking fees	1,864	—	99	1,098	712	(45)
Total fees and commissions	9,061	2,238	3,329	2,152	1,385	(43)
Market making and similar activities	1,372	—	10	15	1,413	(66)
Other income (loss)	(587)	49	56	602	21	(1,315)
Total noninterest income (loss)	9,846	2,287	3,395	2,769	2,819	(1,424)
Total revenue, net of interest expense	20,212	8,242	4,677	4,779	3,907	(1,393)
Provision for credit losses	53	4	8	48	18	(25)
Noninterest expense	13,927	4,807	3,561	2,433	2,820	306
Income (loss) before income taxes	6,232	3,431	1,108	2,298	1,069	(1,674)
Income tax expense (benefit)	762	841	272	620	278	(1,249)
Net income (loss)	$5,470	$2,590	$836	$1,678	$791	$(425)

Average
Total loans and leases	$934,798	$305,146	$187,167	$346,323	$74,133	$22,029
Total assets (1)	2,791,874	960,376	348,693	566,845	683,146	232,814
Total deposits	1,737,139	885,210	305,870	478,269	54,539	13,251
Quarter end
Total loans and leases	$927,861	$299,934	$188,562	$339,649	$78,415	$21,301
Total assets (1)	2,819,627	988,580	369,736	580,561	616,609	264,141
Total deposits	1,795,480	912,652	322,157	493,748	53,925	12,998

	Third Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,243	$5,890	$1,237	$2,028	$1,108	$(20)
Noninterest income
Fees and commissions:
Card income	1,568	1,220	21	156	170	1
Service charges	1,817	837	17	846	108	9
Investment and brokerage services	3,623	68	3,105	14	439	(3)
Investment banking fees	1,769	—	93	970	738	(32)
Total fees and commissions	8,777	2,125	3,236	1,986	1,455	(25)
Market making and similar activities	1,689	—	14	16	1,725	(66)
Other income (loss)	(259)	24	59	487	(5)	(824)
Total noninterest income (loss)	10,207	2,149	3,309	2,489	3,175	(915)
Total revenue, net of interest expense	20,450	8,039	4,546	4,517	4,283	(935)
Provision for credit losses	1,389	479	24	883	21	(18)
Noninterest expense	14,401	4,842	3,530	2,364	3,103	562
Income (loss) before income taxes	4,660	2,718	992	1,270	1,159	(1,479)
Income tax expense (benefit)	(221)	666	243	343	301	(1,774)
Net income	$4,881	$2,052	$749	$927	$858	$295

Average
Total loans and leases	$974,018	$318,751	$185,587	$373,118	$72,319	$24,243
Total assets (1)	2,739,684	936,112	333,794	557,889	680,983	230,906
Total deposits	1,695,488	860,999	291,845	471,288	56,475	14,881
Quarter end
Total loans and leases	$955,172	$312,447	$187,211	$356,919	$75,475	$23,120
Total assets (1)	2,738,452	947,513	337,576	553,776	676,242	223,345
Total deposits	1,702,880	872,022	295,893	465,399	56,727	12,839

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,285	$6,905	$1,587	$2,559	$1,135	$99
Noninterest income
Fees and commissions:
Card income	1,511	1,330	29	133	19	—
Service charges	1,957	1,056	18	790	87	6
Investment and brokerage services	3,578	70	3,065	8	442	(7)
Investment banking fees	1,474	—	106	809	581	(22)
Total fees and commissions	8,520	2,456	3,218	1,740	1,129	(23)
Market making and similar activities	1,767	1	23	44	1,441	258
Other income (loss)	(78)	152	85	798	(280)	(833)
Total noninterest income (loss)	10,209	2,609	3,326	2,582	2,290	(598)
Total revenue, net of interest expense	22,494	9,514	4,913	5,141	3,425	(499)
Provision for credit losses	941	934	19	58	9	(79)
Noninterest expense	13,239	4,468	3,523	2,318	2,615	315
Income (loss) before income taxes	8,314	4,112	1,371	2,765	801	(735)
Income tax expense (benefit)	1,320	1,007	336	746	228	(997)
Net income	$6,994	$3,105	$1,035	$2,019	$573	$262

Average
Total loans and leases	$973,986	$311,008	$174,374	$377,359	$73,044	$38,201
Total assets (1)	2,450,005	792,190	291,723	459,444	680,071	226,577
Total deposits	1,410,439	719,668	255,912	378,510	32,866	23,483
Quarter end
Total loans and leases	$983,426	$317,409	$176,600	$379,268	$72,993	$37,156
Total assets (1)	2,434,079	804,093	299,770	464,032	641,809	224,375
Total deposits	1,434,803	730,745	263,113	383,180	34,676	23,089

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$43,859	$24,698	$5,468	$9,013	$4,646	$34
Noninterest income
Fees and commissions:
Card income	5,656	4,673	78	513	391	1
Service charges	7,141	3,417	67	3,238	387	32
Investment and brokerage services	14,574	273	12,270	74	1,973	(16)
Investment banking fees	7,180	—	391	4,010	2,991	(212)
Total fees and commissions	34,551	8,363	12,806	7,835	5,742	(195)
Market making and similar activities	8,355	2	63	103	8,471	(284)
Other income (loss)	(738)	199	247	2,036	(93)	(3,127)
Total noninterest income (loss)	42,168	8,564	13,116	9,974	14,120	(3,606)
Total revenue, net of interest expense	86,027	33,262	18,584	18,987	18,766	(3,572)
Provision for credit losses	11,320	5,765	357	4,897	251	50
Noninterest expense	55,213	18,878	14,154	9,337	11,422	1,422
Income (loss) before income taxes	19,494	8,619	4,073	4,753	7,093	(5,044)
Income tax expense (benefit)	1,600	2,112	998	1,283	1,844	(4,637)
Net income (loss)	$17,894	$6,507	$3,075	$3,470	$5,249	$(407)

Average
Total loans and leases	$982,467	$315,580	$183,402	$382,264	$73,062	$28,159
Total assets (1)	2,683,122	898,606	328,384	542,302	685,047	228,783
Total deposits	1,632,998	823,666	287,123	456,562	47,400	18,247
Period end
Total loans and leases	$927,861	$299,934	$188,562	$339,649	$78,415	$21,301
Total assets (1)	2,819,627	988,580	369,736	580,561	616,609	264,141
Total deposits	1,795,480	912,652	322,157	493,748	53,925	12,998

	Year Ended December 31, 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$49,486	$28,158	$6,504	$10,675	$3,915	$234
Noninterest income
Fees and commissions:
Card income	5,797	5,084	101	532	80	—
Service charges	7,674	4,218	68	3,015	348	25
Investment and brokerage services	13,902	293	11,870	34	1,738	(33)
Investment banking fees	5,642	—	401	3,137	2,288	(184)
Total fees and commissions	33,015	9,595	12,440	6,718	4,454	(192)
Market making and similar activities	9,034	6	113	235	7,065	1,615
Other income (loss)	304	828	481	2,855	180	(4,040)
Total noninterest income (loss)	42,353	10,429	13,034	9,808	11,699	(2,617)
Total revenue, net of interest expense	91,839	38,587	19,538	20,483	15,614	(2,383)
Provision for credit losses	3,590	3,772	82	414	(9)	(669)
Noninterest expense	54,900	17,646	13,825	9,011	10,728	3,690
Income (loss) before income taxes	33,349	17,169	5,631	11,058	4,895	(5,404)
Income tax expense (benefit)	5,919	4,207	1,380	2,985	1,395	(4,048)
Net income (loss)	$27,430	$12,962	$4,251	$8,073	$3,500	$(1,356)

Average
Total loans and leases	$958,416	$300,933	$168,910	$374,304	$71,334	$42,935
Total assets (1)	2,405,830	780,742	292,016	443,083	679,300	210,689
Total deposits	1,380,326	708,340	256,516	362,731	31,380	21,359
Period end
Total loans and leases	$983,426	$317,409	$176,600	$379,268	$72,993	$37,156
Total assets (1)	2,434,079	804,093	299,770	464,032	641,809	224,375
Total deposits	1,434,803	730,745	263,113	383,180	34,676	23,089

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Net interest income	$24,698	$28,158	$5,955	$5,890	$5,991	$6,862	$6,905
Noninterest income:
Card income	4,673	5,084	1,290	1,220	1,053	1,110	1,330
Service charges	3,417	4,218	879	837	706	995	1,056
All other income	474	1,127	118	92	102	162	223
Total noninterest income	8,564	10,429	2,287	2,149	1,861	2,267	2,609
Total revenue, net of interest expense	33,262	38,587	8,242	8,039	7,852	9,129	9,514

Provision for credit losses	5,765	3,772	4	479	3,024	2,258	934

Noninterest expense	18,878	17,646	4,807	4,842	4,734	4,495	4,468
Income before income taxes	8,619	17,169	3,431	2,718	94	2,376	4,112
Income tax expense	2,112	4,207	841	666	23	582	1,007
Net income	$6,507	$12,962	$2,590	$2,052	$71	$1,794	$3,105

Net interest yield	2.88%	3.81%	2.58%	2.61%	2.85%	3.57%	3.65%
Return on average allocated capital (1)	17	35	27	21	1	19	33
Efficiency ratio	56.76	45.73	58.33	60.23	60.30	49.23	46.96

Balance Sheet
Average
Total loans and leases	$315,580	$300,933	$305,146	$318,751	$321,558	$316,946	$311,008
Total earning assets (2)	858,724	738,807	918,086	896,867	845,236	773,635	750,064
Total assets (2)	898,606	780,742	960,376	936,112	885,568	811,277	792,190
Total deposits	823,666	708,340	885,210	860,999	810,700	736,669	719,668
Allocated capital (1)	38,500	37,000	38,500	38,500	38,500	38,500	37,000

Period end
Total loans and leases	$299,934	$317,409	$299,934	$312,447	$325,105	$317,535	$317,409
Total earning assets (2)	945,343	760,174	945,343	906,994	890,244	800,143	760,174
Total assets (2)	988,580	804,093	988,580	947,513	929,193	837,522	804,093
Total deposits	912,652	730,745	912,652	872,022	854,017	762,387	730,745

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Average deposit balances
Checking	$453,534	$375,033	$492,332	$479,963	$446,445	$394,678	$384,256
Savings	56,736	50,503	62,070	59,817	55,607	49,358	49,048
MMS	269,653	241,395	289,682	277,896	263,703	247,018	242,147
CDs and IRAs	40,699	38,581	37,674	40,163	42,256	42,743	41,378
Other	3,044	2,828	3,452	3,160	2,689	2,872	2,839
Total average deposit balances	$823,666	$708,340	$885,210	$860,999	$810,700	$736,669	$719,668

Deposit spreads (excludes noninterest costs)
Checking	2.11%	2.30%	2.02%	2.07%	2.14%	2.22%	2.26%
Savings	2.37	2.52	2.31	2.35	2.39	2.45	2.47
MMS	1.73	2.41	1.52	1.59	1.68	2.19	2.25
CDs and IRAs	0.89	2.00	0.58	0.72	0.93	1.28	1.57
Other	0.96	2.47	0.34	0.60	1.28	1.88	2.11
Total deposit spreads	1.94	2.34	1.81	1.87	1.94	2.17	2.23

Consumer investment assets	$306,104	$240,132	$306,104	$266,733	$246,146	$212,227	$240,132

Active digital banking users (units in thousands) (1)	39,315	38,266	39,315	39,267	39,294	39,075	38,266
Active mobile banking users (units in thousands)	30,783	29,174	30,783	30,601	30,307	29,820	29,174
Financial centers	4,312	4,300	4,312	4,309	4,298	4,297	4,300
ATMs	16,904	16,788	16,904	16,962	16,862	16,855	16,788

Total credit card (2)
Loans
Average credit card outstandings	$85,017	$94,488	$78,210	$81,309	$86,191	$94,471	$94,951
Ending credit card outstandings	78,708	97,608	78,708	79,834	84,244	91,890	97,608
Credit quality
Net charge-offs	$2,349	$2,948	$405	$509	$665	$770	$724
	2.76%	3.12%	2.06%	2.49%	3.10%	3.28%	3.03%
30+ delinquency	$1,689	$2,035	$1,689	$1,270	$1,420	$1,900	$2,035
	2.15%	2.09%	2.15%	1.59%	1.69%	2.07%	2.09%
90+ delinquency	$903	$1,042	$903	$545	$782	$991	$1,042
	1.15%	1.07%	1.15%	0.68%	0.93%	1.08%	1.07%
Other total credit card indicators (2)
Gross interest yield	10.27%	10.76%	10.49%	10.16%	9.95%	10.49%	10.63%
Risk-adjusted margin	9.16	8.28	10.84	9.66	8.49	7.94	8.68
New accounts (in thousands)	2,505	4,320	514	487	449	1,055	1,046
Purchase volumes	$251,599	$277,852	$69,466	$64,060	$53,694	$64,379	$73,717

Debit card data
Purchase volumes	$384,503	$360,672	$104,280	$102,004	$89,631	$88,588	$93,468

Loan production (3)
Consumer Banking:
First mortgage	$43,197	$49,179	$7,969	$7,298	$15,049	$12,881	$14,645
Home equity	6,930	9,755	375	738	3,176	2,641	2,646
Total (4):
First mortgage	$69,086	$72,467	$13,664	$13,360	$23,124	$18,938	$22,114
Home equity	8,160	11,131	469	984	3,683	3,024	2,999

(1)    Active digital banking users represents mobile and/or online users.
(2)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(3)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(4)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2020			Third Quarter 2020
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$5,955	$3,247	$2,708	$5,890	$3,245	$2,645
Noninterest income:
Card income	1,290	(4)	1,294	1,220	(4)	1,224
Service charges	879	878	1	837	837	—
All other income	118	67	51	92	84	8
Total noninterest income	2,287	941	1,346	2,149	917	1,232
Total revenue, net of interest expense	8,242	4,188	4,054	8,039	4,162	3,877

Provision for credit losses	4	51	(47)	479	59	420

Noninterest expense	4,807	2,975	1,832	4,842	2,939	1,903
Income (loss) before income taxes	3,431	1,162	2,269	2,718	1,164	1,554
Income tax expense (benefit)	841	285	556	666	285	381
Net income (loss)	$2,590	$877	$1,713	$2,052	$879	$1,173

Net interest yield	2.58%	1.48%	3.58%	2.61%	1.52%	3.35%
Return on average allocated capital (1)	27	29	26	21	29	18
Efficiency ratio	58.33	71.08	45.17	60.23	70.60	49.10

Balance Sheet
Average
Total loans and leases	$305,146	$4,786	$300,360	$318,751	$5,046	$313,705
Total earning assets (2)	918,086	871,583	300,694	896,867	849,189	314,079
Total assets (2)	960,376	910,735	303,832	936,112	886,406	316,107
Total deposits	885,210	877,656	7,554	860,999	853,452	7,547
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$299,934	$4,673	$295,261	$312,447	$4,909	$307,538
Total earning assets (2)	945,343	899,951	295,627	906,994	859,659	307,985
Total assets (2)	988,580	939,629	299,186	947,513	897,182	310,981
Total deposits	912,652	906,092	6,560	872,022	864,100	7,922

				Fourth Quarter 2019
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$6,905	$4,037	$2,868
Noninterest income:
Card income				1,330	(8)	1,338
Service charges				1,056	1,056	—
All other income				223	158	65
Total noninterest income				2,609	1,206	1,403
Total revenue, net of interest expense				9,514	5,243	4,271

Provision for credit losses				934	95	839

Noninterest expense				4,468	2,727	1,741
Income before income taxes				4,112	2,421	1,691
Income tax expense				1,007	593	414
Net income				$3,105	$1,828	$1,277

Net interest yield				3.65%	2.24%	3.72%
Return on average allocated capital (1)				33	60	20
Efficiency ratio				46.96	52.01	40.78

Balance Sheet
Average
Total loans and leases				$311,008	$5,434	$305,574
Total earning assets (2)				750,064	713,977	306,171
Total assets (2)				792,190	746,293	315,981
Total deposits				719,668	713,924	5,744
Allocated capital (1)				37,000	12,000	25,000

Period end
Total loans and leases				$317,409	$5,467	$311,942
Total earning assets (2)				760,174	724,573	312,684
Total assets (2)				804,093	758,459	322,717
Total deposits				730,745	725,665	5,080

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2020			Year Ended December 31, 2019
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$24,698	$13,739	$10,959	$28,158	$16,904	$11,254
Noninterest income:
Card income	4,673	(20)	4,693	5,084	(33)	5,117
Service charges	3,417	3,416	1	4,218	4,216	2
All other income	474	310	164	1,127	833	294
Total noninterest income	8,564	3,706	4,858	10,429	5,016	5,413
Total revenue, net of interest expense	33,262	17,445	15,817	38,587	21,920	16,667

Provision for credit losses	5,765	379	5,386	3,772	269	3,503

Noninterest expense	18,878	11,508	7,370	17,646	10,718	6,928
Income before income taxes	8,619	5,558	3,061	17,169	10,933	6,236
Income tax expense	2,112	1,362	750	4,207	2,679	1,528
Net income	$6,507	$4,196	$2,311	$12,962	$8,254	$4,708

Net interest yield	2.88%	1.69%	3.53%	3.81%	2.40%	3.80%
Return on average allocated capital (1)	17	35	9	35	69	19
Efficiency ratio	56.76	65.97	46.60	45.73	48.90	41.56

Balance Sheet
Average
Total loans and leases	$315,580	$5,144	$310,436	$300,933	$5,371	$295,562
Total earning assets (2)	858,724	813,779	310,862	738,807	703,481	296,051
Total assets (2)	898,606	849,924	314,599	780,742	735,298	306,169
Total deposits	823,666	816,968	6,698	708,340	702,972	5,368
Allocated capital (1)	38,500	12,000	26,500	37,000	12,000	25,000

Year end
Total loans and leases	$299,934	$4,673	$295,261	$317,409	$5,467	$311,942
Total earning assets (2)	945,343	899,951	295,627	760,174	724,573	312,684
Total assets (2)	988,580	939,629	299,186	804,093	758,459	322,717
Total deposits	912,652	906,092	6,560	730,745	725,665	5,080

For footnotes, see page 16.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Net interest income	$5,468	$6,504	$1,282	$1,237	$1,378	$1,571	$1,587
Noninterest income:
Investment and brokerage services	12,270	11,870	3,189	3,105	2,854	3,122	3,065
All other income	846	1,164	206	204	193	243	261
Total noninterest income	13,116	13,034	3,395	3,309	3,047	3,365	3,326
Total revenue, net of interest expense	18,584	19,538	4,677	4,546	4,425	4,936	4,913

Provision for credit losses	357	82	8	24	136	189	19

Noninterest expense	14,154	13,825	3,561	3,530	3,463	3,600	3,523
Income before income taxes	4,073	5,631	1,108	992	826	1,147	1,371
Income tax expense	998	1,380	272	243	202	281	336
Net income	$3,075	$4,251	$836	$749	$624	$866	$1,035

Net interest yield	1.73%	2.33%	1.52%	1.53%	1.76%	2.17%	2.25%
Return on average allocated capital (1)	21	29	22	20	17	23	28
Efficiency ratio	76.16	70.76	76.14	77.63	78.25	72.94	71.71

Balance Sheet
Average
Total loans and leases	$183,402	$168,910	$187,167	$185,587	$182,150	$178,639	$174,374
Total earning assets (2)	316,008	279,681	336,165	321,410	315,258	290,919	279,374
Total assets (2)	328,384	292,016	348,693	333,794	327,594	303,173	291,723
Total deposits	287,123	256,516	305,870	291,845	287,109	263,411	255,912
Allocated capital (1)	15,000	14,500	15,000	15,000	15,000	15,000	14,500

Period end
Total loans and leases	$188,562	$176,600	$188,562	$187,211	$184,293	$181,492	$176,600
Total earning assets (2)	356,873	287,201	356,873	324,889	321,846	311,124	287,201
Total assets (2)	369,736	299,770	369,736	337,576	334,190	323,866	299,770
Total deposits	322,157	263,113	322,157	295,893	291,740	282,395	263,113

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Revenue by Business
Merrill Lynch Global Wealth Management	$15,292	$16,112	$3,846	$3,748	$3,625	$4,073	$4,046
Bank of America Private Bank	3,292	3,426	831	798	800	863	867
Total revenue, net of interest expense	$18,584	$19,538	$4,677	$4,546	$4,425	$4,936	$4,913

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,808,340	$2,558,102	$2,808,340	$2,570,252	$2,449,305	$2,215,531	$2,558,102
Bank of America Private Bank	541,464	489,690	541,464	496,369	478,521	443,080	489,690
Total client balances	$3,349,804	$3,047,792	$3,349,804	$3,066,621	$2,927,826	$2,658,611	$3,047,792

Client Balances by Type, at period end
Assets under management (1)	$1,408,465	$1,275,555	$1,408,465	$1,286,145	$1,219,748	$1,092,482	$1,275,555
Brokerage and other assets	1,479,614	1,372,733	1,479,614	1,344,538	1,282,044	1,155,461	1,372,733
Deposits	322,157	263,103	322,157	295,893	291,740	282,395	263,103
Loans and leases (2)	191,124	179,296	191,124	189,952	187,004	184,011	179,296
Less: Managed deposits in assets under management	(51,556)	(42,895)	(51,556)	(49,907)	(52,710)	(55,738)	(42,895)
Total client balances	$3,349,804	$3,047,792	$3,349,804	$3,066,621	$2,927,826	$2,658,611	$3,047,792

Assets Under Management Rollforward
Assets under management, beginning balance	$1,275,555	$1,072,234	$1,286,145	$1,219,748	$1,092,482	$1,275,555	$1,212,120
Net client flows	19,596	24,865	7,603	1,385	3,573	7,035	8,144
Market valuation/other	113,314	178,456	114,717	65,012	123,693	(190,108)	55,291
Total assets under management, ending balance	$1,408,465	$1,275,555	$1,408,465	$1,286,145	$1,219,748	$1,092,482	$1,275,555

Associates, at period end
Number of financial advisors	17,331	17,458	17,331	17,760	17,888	17,646	17,458
Total wealth advisors, including financial advisors	19,373	19,440	19,373	19,673	19,851	19,628	19,440
Total primary sales professionals, including financial advisors and wealth advisors	21,213	20,586	21,213	21,271	21,198	20,851	20,586

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (in thousands)	$1,126	$1,082	$1,170	$1,125	$1,069	$1,138	$1,108

Bank of America Private Bank Metric, at period end
Primary sales professionals	1,759	1,766	1,759	1,770	1,781	1,778	1,766

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Net interest income	$9,013	$10,675	$2,010	$2,028	$2,363	$2,612	$2,559
Noninterest income:
Service charges	3,238	3,015	858	846	738	796	790
Investment banking fees	4,010	3,137	1,098	970	1,181	761	809
All other income	2,726	3,656	813	673	809	431	983
Total noninterest income	9,974	9,808	2,769	2,489	2,728	1,988	2,582
Total revenue, net of interest expense	18,987	20,483	4,779	4,517	5,091	4,600	5,141

Provision for credit losses	4,897	414	48	883	1,873	2,093	58

Noninterest expense	9,337	9,011	2,433	2,364	2,222	2,318	2,318
Income before income taxes	4,753	11,058	2,298	1,270	996	189	2,765
Income tax expense	1,283	2,985	620	343	269	51	746
Net income	$3,470	$8,073	$1,678	$927	$727	$138	$2,019

Net interest yield	1.86%	2.75%	1.57%	1.61%	1.82%	2.57%	2.51%
Return on average allocated capital (1)	8	20	16	9	7	1	20
Efficiency ratio	49.17	43.99	50.88	52.34	43.65	50.40	45.07

Balance Sheet
Average
Total loans and leases	$382,264	$374,304	$346,323	$373,118	$423,625	$386,483	$377,359
Total earning assets (2)	485,688	388,152	509,759	501,572	521,930	409,052	404,299
Total assets (2)	542,302	443,083	566,845	557,889	578,106	465,926	459,444
Total deposits	456,562	362,731	478,269	471,288	493,918	382,373	378,510
Allocated capital (1)	42,500	41,000	42,500	42,500	42,500	42,500	41,000

Period end
Total loans and leases	$339,649	$379,268	$339,649	$356,919	$390,108	$437,122	$379,268
Total earning assets (2)	522,650	407,180	522,650	496,825	531,649	505,451	407,180
Total assets (2)	580,561	464,032	580,561	553,776	586,078	562,529	464,032
Total deposits	493,748	383,180	493,748	465,399	500,918	477,108	383,180

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Investment Banking fees (1)
Advisory (2)	$1,458	$1,336	$510	$356	$345	$247	$352
Debt issuance	1,555	1,348	308	320	503	424	341
Equity issuance	997	453	280	294	333	90	116
Total Investment Banking fees (3)	$4,010	$3,137	$1,098	$970	$1,181	$761	$809

Business Lending
Corporate	$3,552	$3,994	$894	$791	$916	$951	$1,002
Commercial	3,743	4,132	928	953	881	981	1,032
Business Banking	261	363	54	59	66	82	88
Total Business Lending revenue	$7,556	$8,489	$1,876	$1,803	$1,863	$2,014	$2,122

Global Transaction Services
Corporate	$2,986	$3,994	$672	$658	$785	$871	$1,015
Commercial	3,169	3,499	737	745	809	878	857
Business Banking	893	1,064	211	209	217	256	264
Total Global Transaction Services revenue	$7,048	$8,557	$1,620	$1,612	$1,811	$2,005	$2,136

Average deposit balances
Interest-bearing	$202,207	$194,514	$169,637	$190,417	$242,408	$206,851	$209,343
Noninterest-bearing	254,355	168,217	308,632	280,871	251,510	175,522	169,167
Total average deposits	$456,562	$362,731	$478,269	$471,288	$493,918	$382,373	$378,510

Loan spread	1.46%	1.41%	1.58%	1.52%	1.37%	1.40%	1.37%

Provision for credit losses	$4,897	$414	$48	$883	$1,873	$2,093	$58

Credit quality (4, 5)
Reservable criticized utilized exposure	$34,001	$9,996	$34,001	$30,803	$22,900	$15,187	$9,996
	9.45%	2.51%	9.45%	8.18%	5.62%	3.34%	2.51%

Nonperforming loans, leases and foreclosed properties	$1,979	$1,333	$1,979	$1,935	$2,035	$1,700	$1,333
	0.59%	0.36%	0.59%	0.55%	0.53%	0.39%	0.36%

Average loans and leases by product
U.S. commercial	$223,012	$216,822	$200,670	$218,063	$252,649	$220,967	$217,326
Non-U.S. commercial	87,424	85,220	76,634	83,950	96,742	92,526	87,872
Commercial real estate	52,946	51,092	51,254	52,607	54,938	53,009	51,761
Commercial lease financing	18,880	21,170	17,765	18,498	19,293	19,980	20,399
Other	2	—	—	—	3	1	1
Total average loans and leases	$382,264	$374,304	$346,323	$373,118	$423,625	$386,483	$377,359

Total Corporation Investment Banking fees
Advisory (2)	$1,621	$1,460	$549	$397	$406	$269	$377
Debt issuance	3,443	3,107	718	740	1,058	927	797
Equity issuance	2,328	1,259	641	664	740	283	322
Total investment banking fees including self-led deals	7,392	5,826	1,908	1,801	2,204	1,479	1,496
Self-led deals	(212)	(184)	(44)	(32)	(45)	(91)	(22)
Total Investment Banking fees	$7,180	$5,642	$1,864	$1,769	$2,159	$1,388	$1,474

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Net interest income	$4,646	$3,915	$1,088	$1,108	$1,297	$1,153	$1,135
Noninterest income:
Investment and brokerage services	1,973	1,738	487	439	480	567	442
Investment banking fees	2,991	2,288	712	738	939	602	581
Market making and similar activities	8,471	7,065	1,413	1,725	2,360	2,973	1,441
All other income	685	608	207	273	274	(69)	(174)
Total noninterest income	14,120	11,699	2,819	3,175	4,053	4,073	2,290
Total revenue, net of interest expense (1)	18,766	15,614	3,907	4,283	5,350	5,226	3,425

Provision for credit losses	251	(9)	18	21	105	107	9

Noninterest expense	11,422	10,728	2,820	3,103	2,684	2,815	2,615
Income before income taxes	7,093	4,895	1,069	1,159	2,561	2,304	801
Income tax expense	1,844	1,395	278	301	666	599	228
Net income	$5,249	$3,500	$791	$858	$1,895	$1,705	$573

Return on average allocated capital (2)	15%	10%	9%	9%	21%	19%	7%
Efficiency ratio	60.86	68.71	72.19	72.44	50.17	53.85	76.35

Balance Sheet
Average
Total trading-related assets	$482,996	$489,708	$476,607	$485,314	$466,990	$503,119	$489,260
Total loans and leases	73,062	71,334	74,133	72,319	74,131	71,660	73,044
Total earning assets	482,171	476,225	472,410	476,182	478,648	501,616	481,401
Total assets	685,047	679,300	683,146	680,983	663,072	713,051	680,071
Total deposits	47,400	31,380	54,539	56,475	45,083	33,323	32,866
Allocated capital (2)	36,000	35,000	36,000	36,000	36,000	36,000	35,000

Period end
Total trading-related assets	$421,698	$452,499	$421,698	$477,552	$468,309	$439,684	$452,499
Total loans and leases	78,415	72,993	78,415	75,475	74,342	78,591	72,993
Total earning assets	447,350	471,701	447,350	461,855	462,184	465,632	471,701
Total assets	616,609	641,809	616,609	676,242	652,068	654,939	641,809
Total deposits	53,925	34,676	53,925	56,727	52,842	38,536	34,676

Trading-related assets (average)
Trading account securities	$243,519	$246,336	$248,785	$251,735	$216,157	$257,254	$247,097
Reverse repurchases	104,697	116,883	97,932	100,395	104,883	115,698	116,280
Securities borrowed	87,125	83,216	82,331	86,508	96,448	83,271	84,533
Derivative assets	47,655	43,273	47,559	46,676	49,502	46,896	41,350
Total trading-related assets	$482,996	$489,708	$476,607	$485,314	$466,990	$503,119	$489,260

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$9,595	$8,189	$1,690	$2,019	$2,941	$2,945	$1,754
Equities	5,422	4,493	1,317	1,205	1,210	1,690	1,015
Total sales and trading revenue	$15,017	$12,682	$3,007	$3,224	$4,151	$4,635	$2,769

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$9,725	$8,397	$1,742	$2,126	$3,186	$2,671	$1,835
Equities	5,425	4,507	1,321	1,214	1,226	1,664	1,020
Total sales and trading revenue, excluding net debit valuation adjustment	$15,150	$12,904	$3,063	$3,340	$4,412	$4,335	$2,855

Sales and trading revenue breakdown
Net interest income	$4,141	$3,309	$999	$960	$1,158	$1,024	$1,008
Commissions	1,932	1,698	476	429	470	557	432
Trading	8,470	7,062	1,412	1,725	2,360	2,973	1,441
Other	474	613	120	110	163	81	(112)
Total sales and trading revenue	$15,017	$12,682	$3,007	$3,224	$4,151	$4,635	$2,769

(1)    Includes Global Banking sales and trading revenue of $478 million and $538 million for the years ended December 31, 2020 and 2019, and $101 million, $85 million, $65 million, $227 million and $139 million for the fourth, third, second and first quarters of 2020 and the fourth quarter of 2019, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019
Net interest income	$34	$234	$31	$(20)	$(53)	$76	$99
Noninterest income (loss)	(3,606)	(2,617)	(1,424)	(915)	(211)	(1,056)	(598)
Total revenue, net of interest expense	(3,572)	(2,383)	(1,393)	(935)	(264)	(980)	(499)

Provision for credit losses	50	(669)	(25)	(18)	(21)	114	(79)

Noninterest expense	1,422	3,690	306	562	307	247	315
Loss before income taxes	(5,044)	(5,404)	(1,674)	(1,479)	(550)	(1,341)	(735)
Income tax expense (benefit)	(4,637)	(4,048)	(1,249)	(1,774)	(766)	(848)	(997)
Net income (loss)	$(407)	$(1,356)	$(425)	$295	$216	$(493)	$262

Balance Sheet
Average
Total loans and leases	$28,159	$42,935	$22,029	$24,243	$29,923	$36,555	$38,201
Total assets (2)	228,783	210,689	232,814	230,906	249,846	201,501	226,577
Total deposits	18,247	21,359	13,251	14,881	21,387	23,560	23,483

Period end
Total loans and leases	$21,301	$37,156	$21,301	$23,120	$25,096	$36,045	$37,156
Total assets (3)	264,141	224,375	264,141	223,345	240,159	241,098	224,375
Total deposits	12,998	23,089	12,998	12,839	19,149	22,899	23,089

(1)All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $763.1 billion and $544.3 billion for the years ended December 31, 2020 and 2019, and $908.7 billion, $828.3 billion, $740.7 billion, $572.2 billion and $554.2 billion for the fourth, third, second and first quarters of 2020 and the fourth quarter of 2019, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $977.7 billion, $857.8 billion, $829.1 billion, $665.8 billion and $565.4 billion at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2020	September 30 2020	December 31 2019
Consumer
Residential mortgage	$223,555	$232,718	$236,169
Home equity	34,311	36,530	40,208
Credit card	78,708	79,834	97,608
Direct/Indirect consumer (1)	91,363	89,914	90,998
Other consumer (2)	124	140	192
Total consumer loans excluding loans accounted for under the fair value option	428,061	439,136	465,175
Consumer loans accounted for under the fair value option (3)	735	657	594
Total consumer	428,796	439,793	465,769

Commercial
U.S. commercial	288,403	293,934	307,048
Non-U.S. commercial	90,785	96,151	104,966
Commercial real estate (4)	60,364	62,454	62,689
Commercial lease financing	17,098	17,413	19,880
	456,650	469,952	494,583
U.S. small business commercial (5)	36,469	38,850	15,333
Total commercial loans excluding loans accounted for under the fair value option	493,119	508,802	509,916
Commercial loans accounted for under the fair value option (3)	5,946	6,577	7,741
Total commercial	499,065	515,379	517,657
Total loans and leases	$927,861	$955,172	$983,426

(1)Includes primarily auto and specialty lending loans and leases of $46.4 billion, $47.1 billion and $50.4 billion, U.S. securities-based lending loans of $41.1 billion, $39.0 billion and $36.7 billion and non-U.S. consumer loans of $3.0 billion, $2.9 billion and $2.8 billion at December 31, 2020, September 30, 2020 and December 31, 2019, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $298 million, $314 million and $257 million and home equity loans of $437 million, $343 million and $337 million at December 31, 2020, September 30, 2020 and December 31, 2019, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.9 billion, $3.4 billion and $4.7 billion and non-U.S. commercial loans of $3.0 billion, $3.2 billion and $3.1 billion at December 31, 2020, September 30, 2020 and December 31, 2019, respectively.
(4)Includes U.S. commercial real estate loans of $57.2 billion, $58.7 billion and $59.0 billion and non-U.S. commercial real estate loans of $3.2 billion, $3.7 billion and $3.7 billion at December 31, 2020, September 30, 2020 and December 31, 2019, respectively.
(5)Includes card-related products.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,069	$120,548	$89,278	$—	$—	$18,243
Home equity	35,789	28,300	2,977	—	293	4,219
Credit card	78,210	75,748	2,463	—	—	(1)
Direct/Indirect and other consumer	90,424	47,094	43,327	—	—	3
Total consumer	432,492	271,690	138,045	—	293	22,464

Commercial
U.S. commercial	327,650	33,443	43,832	200,670	49,760	(55)
Non-U.S. commercial	95,739	—	933	76,634	18,143	29
Commercial real estate	61,540	13	4,357	51,254	5,909	7
Commercial lease financing	17,377	—	—	17,765	28	(416)
Total commercial	502,306	33,456	49,122	346,323	73,840	(435)
Total loans and leases	$934,798	$305,146	$187,167	$346,323	$74,133	$22,029

	Third Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$237,414	$127,546	$89,926	$—	$—	$19,942
Home equity	37,897	30,069	3,128	—	302	4,398
Credit card	81,309	78,915	2,394	—	—	—
Direct/Indirect and other consumer	89,559	48,137	41,420	—	—	2
Total consumer	446,179	284,667	136,868	—	302	24,342

Commercial
U.S. commercial	343,533	34,069	43,401	218,063	47,691	309
Non-U.S. commercial	102,938	—	837	83,950	18,146	5
Commercial real estate	63,262	15	4,480	52,607	6,154	6
Commercial lease financing	18,106	—	1	18,498	26	(419)
Total commercial	527,839	34,084	48,719	373,118	72,017	(99)
Total loans and leases	$974,018	$318,751	$185,587	$373,118	$72,319	$24,243

	Fourth Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$231,849	$114,871	$83,899	$1	$—	$33,078
Home equity	41,230	32,447	3,192	—	295	5,296
Credit card	94,951	92,131	2,820	—	—	—
Direct/Indirect and other consumer	90,924	50,827	40,091	—	—	6
Total consumer	458,954	290,276	130,002	1	295	38,380

Commercial
U.S. commercial	326,945	20,716	39,704	217,326	48,967	232
Non-U.S. commercial	104,787	—	532	87,872	16,373	10
Commercial real estate	63,324	16	4,134	51,761	7,404	9
Commercial lease financing	19,976	—	2	20,399	5	(430)
Total commercial	515,032	20,732	44,372	377,358	72,749	(179)
Total loans and leases	$973,986	$311,008	$174,374	$377,359	$73,044	$38,201

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2020	September 30 2020	December 31 2019	December 31 2020	September 30 2020	December 31 2019
Asset managers and funds	$68,093	$63,360	$71,386	$101,540	$97,518	$110,069
Real estate (5)	69,267	72,105	70,361	92,414	95,251	96,370
Capital goods	39,911	42,899	41,082	80,959	83,159	80,892
Finance companies	46,948	43,396	40,173	70,004	66,964	63,942
Healthcare equipment and services	33,759	36,554	34,353	57,880	61,094	55,918
Government and public education	41,669	43,699	41,889	56,212	56,785	53,566
Materials	24,548	25,478	26,663	50,792	51,316	52,129
Retailing	24,749	27,085	25,868	49,710	49,602	48,317
Consumer services	32,000	32,016	28,434	48,026	48,631	49,071
Food, beverage and tobacco	22,871	22,706	24,163	44,628	45,019	45,956
Commercial services and supplies	21,154	22,274	23,103	38,149	39,219	38,944
Transportation	23,426	25,157	23,449	33,444	34,668	33,028
Energy	13,936	15,432	16,406	32,983	34,514	36,326
Utilities	12,387	12,488	12,383	29,234	29,501	36,060
Individuals and trusts	18,784	21,171	18,927	25,881	27,954	27,817
Technology hardware and equipment	10,515	9,875	10,646	24,796	22,563	24,072
Media	13,144	13,616	12,445	24,677	25,802	23,645
Software and services	11,709	10,767	10,432	23,647	21,104	20,556
Global commercial banks	20,751	21,295	30,171	22,922	23,444	32,345
Automobiles and components	10,956	11,916	7,345	20,765	19,391	14,910
Consumer durables and apparel	9,232	10,053	10,193	20,223	20,972	21,245
Vehicle dealers	15,028	14,598	18,013	18,696	18,457	21,435
Pharmaceuticals and biotechnology	5,217	5,142	5,964	16,349	15,634	20,206
Telecommunication services	9,411	7,063	9,154	15,605	13,441	16,113
Insurance	5,921	6,310	6,673	13,491	13,962	15,218
Food and staples retailing	5,209	5,166	6,290	11,810	10,470	10,392
Financial markets infrastructure (clearinghouses)	4,939	4,587	5,496	8,648	7,216	7,997
Religious and social organizations	4,769	4,987	3,844	6,759	6,910	5,756
Total commercial credit exposure by industry	$620,303	$631,195	$635,306	$1,040,244	$1,040,561	$1,062,295

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $42.5 billion, $41.3 billion and $33.9 billion at December 31, 2020, September 30, 2020 and December 31, 2019, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $39.3 billion, $35.0 billion and $33.3 billion, which consists primarily of other marketable securities, at December 31, 2020, September 30, 2020 and December 31, 2019, respectively.
(2)Total utilized and total committed exposure includes loans of $5.9 billion, $6.6 billion and $7.7 billion and issued letters of credit with a notional amount of $89 million, $121 million and $170 million accounted for under the fair value option at December 31, 2020, September 30, 2020 and December 31, 2019, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.9 billion, $3.2 billion and $4.2 billion at December 31, 2020, September 30, 2020 and December 31, 2019, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)December 31, 2020 and September 30, 2020 include $22.7 billion and $24.7 billion of Paycheck Protection Program loan exposure across impacted industries.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at December 31 2020	Hedges and Credit Default Protection (3)	Net Country Exposure at December 31 2020 (4)	Increase (Decrease) from September 30 2020
United Kingdom	$31,817	$18,201	$6,601	$4,086	$60,705	$(1,233)	$59,472	$4,441
Germany	29,169	10,772	2,155	4,492	46,588	(1,685)	44,903	(5,164)
Canada	8,657	8,681	1,624	2,628	21,590	(456)	21,134	1,258
France	8,219	8,353	988	4,329	21,889	(1,098)	20,791	(3,495)
Japan	12,679	1,286	1,115	3,325	18,405	(709)	17,696	(6,924)
China	10,098	67	1,529	1,952	13,646	(226)	13,420	931
Australia	6,559	4,242	372	2,235	13,408	(321)	13,087	(163)
Brazil	5,854	696	708	3,288	10,546	(253)	10,293	(774)
Netherlands	4,654	4,109	486	997	10,246	(562)	9,684	(1,348)
Singapore	4,115	278	359	4,603	9,355	(73)	9,282	949
South Korea	5,161	856	488	2,214	8,719	(168)	8,551	55
India	5,428	221	353	1,989	7,991	(180)	7,811	(2,058)
Switzerland	3,811	2,817	412	130	7,170	(275)	6,895	(1,769)
Hong Kong	4,434	452	584	1,128	6,598	(61)	6,537	(59)
Mexico	3,712	1,379	205	1,112	6,408	(121)	6,287	(583)
Italy	2,456	1,784	553	1,568	6,361	(669)	5,692	1,053
Belgium	2,471	1,334	505	797	5,107	(140)	4,967	(1,799)
Spain	2,835	1,156	262	914	5,167	(351)	4,816	(245)
Ireland	2,785	1,050	100	253	4,188	(23)	4,165	(518)
United Arab Emirates	2,218	136	266	77	2,697	(10)	2,687	(225)
Total top 20 non-U.S. countries exposure	$157,132	$67,870	$19,665	$42,117	$286,784	$(8,614)	$278,170	$(16,437)
(1)Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.
(2)Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.
(3)Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.
(4)    Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2020	September 30 2020	June 30 2020	March 31 2020	December 31 2019
Residential mortgage	$2,005	$1,675	$1,552	$1,580	$1,470
Home equity	649	640	594	578	536
Direct/Indirect consumer	71	42	45	46	47
Total consumer	2,725	2,357	2,191	2,204	2,053
U.S. commercial	1,243	1,351	1,247	1,240	1,094
Non-U.S. commercial	418	338	387	90	43
Commercial real estate	404	414	474	408	280
Commercial lease financing	87	14	17	44	32
	2,152	2,117	2,125	1,782	1,449
U.S. small business commercial	75	76	77	70	50
Total commercial	2,227	2,193	2,202	1,852	1,499
Total nonperforming loans and leases	4,952	4,550	4,393	4,056	3,552
Foreclosed properties (1)	164	180	218	275	285
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$5,116	$4,730	$4,611	$4,331	$3,837

Fully-insured home loans past due 30 days or more and still accruing	$1,090	$1,213	$1,153	$1,598	$1,811
Consumer credit card past due 30 days or more and still accruing	1,689	1,270	1,420	1,900	2,035
Other loans past due 30 days or more and still accruing	3,398	3,322	2,980	3,904	3,746
Total loans past due 30 days or more and still accruing (3, 5, 6)	$6,177	$5,805	$5,553	$7,402	$7,592

Fully-insured home loans past due 90 days or more and still accruing	$762	$837	$854	$951	$1,088
Consumer credit card past due 90 days or more and still accruing	903	546	782	991	1,042
Other loans past due 90 days or more and still accruing	417	365	579	384	283
Total loans past due 90 days or more and still accruing (3, 5, 6)	$2,082	$1,748	$2,215	$2,326	$2,413

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.18%	0.17%	0.17%	0.17%	0.16%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.56	0.50	0.47	0.42	0.39
Nonperforming loans and leases/Total loans and leases (7)	0.54	0.48	0.44	0.39	0.36

Commercial reservable criticized utilized exposure (8)	$38,666	$35,710	$25,950	$17,400	$11,452
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	7.31%	6.55%	4.51%	2.84%	2.09%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	7.22	6.34	4.34	2.65	2.00

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $119 million, $131 million, $124 million, $224 million and $260 million at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)For periods prior to 2020, balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.
(4)Balances do not include nonperforming loans held-for-sale of $359 million, $184 million, $151 million, $223 million and $239 million and nonperforming loans accounted for under the fair value option of $11 million, $9 million, $79 million, $6 million and $6 million at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively.
(5)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $38 million, $93 million, $209 million, $354 million and $21 million at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively, and loans held-for-sale past due 90 days or more and still accruing of $32 million, $41 million, $5 million, $0 and $11 million at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively. At December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, there were $15 million, $119 million, $18 million, $52 million and $6 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(6)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(7)Total assets and total loans and leases do not include loans accounted for under the fair value option of $6.7 billion, $7.2 billion, $9.2 billion, $9.0 billion and $8.3 billion at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019, respectively.
(8)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,357	$2,191	$2,204	$2,053	$2,189
Additions	860	587	354	477	291
Reductions:
Paydowns and payoffs	(137)	(113)	(84)	(106)	(121)
Sales	(7)	—	(25)	(6)	(109)
Returns to performing status (2)	(325)	(291)	(233)	(165)	(143)
Charge-offs (3)	(16)	(13)	(22)	(27)	(31)
Transfers to foreclosed properties	(7)	(4)	(3)	(22)	(23)
Total net additions (reductions) to nonperforming loans and leases	368	166	(13)	151	(136)
Total nonperforming consumer loans and leases, end of period	2,725	2,357	2,191	2,204	2,053
Foreclosed properties	123	135	169	226	229
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,848	$2,492	$2,360	$2,430	$2,282

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$2,193	$2,202	$1,852	$1,499	$1,287
Additions	1,192	656	889	781	527
Reductions:
Paydowns	(397)	(216)	(177)	(212)	(169)
Sales	(274)	(50)	(10)	(16)	(22)
Return to performing status (5)	(127)	(21)	(8)	(16)	(15)
Charge-offs	(313)	(367)	(344)	(184)	(107)
Transfers to foreclosed properties	(2)	—	—	—	(2)
Transfers to loans held-for-sale	(45)	(11)	—	—	—
Total net additions (reductions) to nonperforming loans and leases	34	(9)	350	353	212
Total nonperforming commercial loans and leases, end of period	2,227	2,193	2,202	1,852	1,499
Foreclosed properties	41	45	49	49	56
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,268	$2,238	$2,251	$1,901	$1,555

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 29.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Fourth Quarter 2020		Third Quarter 2020		Second Quarter 2020		First Quarter 2020		Fourth Quarter 2019
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(3)	—%	$(6)	(0.01)%	$(20)	(0.03)%	$(1)	—%	$4	0.01%
Home equity (3)	(28)	(0.31)	(20)	(0.21)	(14)	(0.14)	(11)	(0.11)	(12)	(0.12)
Credit card	405	2.06	509	2.49	665	3.10	770	3.28	724	3.03
Direct/Indirect consumer	38	0.17	18	0.08	26	0.12	40	0.18	39	0.17
Other consumer	70	n/m	63	n/m	77	n/m	74	n/m	83	n/m
Total consumer	482	0.44	564	0.50	734	0.65	872	0.75	838	0.72
U.S. commercial	182	0.25	154	0.20	219	0.26	163	0.21	54	0.07
Non-U.S. commercial	65	0.28	57	0.23	32	0.12	1	—	(31)	(0.12)
Total commercial and industrial	247	0.26	211	0.21	251	0.22	164	0.16	23	0.02
Commercial real estate	101	0.66	106	0.66	57	0.35	6	0.04	21	0.13
Commercial lease financing	(1)	(0.03)	24	0.53	31	0.66	5	0.10	7	0.13
	347	0.30	341	0.28	339	0.25	175	0.14	51	0.04
U.S. small business commercial	52	0.53	67	0.69	73	0.96	75	1.95	70	1.83
Total commercial	399	0.32	408	0.31	412	0.29	250	0.19	121	0.09
Total net charge-offs	$881	0.38	$972	0.40	$1,146	0.45	$1,122	0.46	$959	0.39

By Business Segment and All Other
Consumer Banking	$563	0.73%	$658	0.82%	$843	1.05%	$963	1.22%	$924	1.18%
Global Wealth & Investment Management	9	0.02	(6)	(0.01)	9	0.02	9	0.02	17	0.04
Global Banking	314	0.37	328	0.36	330	0.32	160	0.17	40	0.04
Global Markets	24	0.13	17	0.10	—	—	7	0.04	9	0.05
All Other	(29)	(0.53)	(25)	(0.40)	(36)	(0.49)	(17)	(0.19)	(31)	(0.32)
Total net charge-offs	$881	0.38	$972	0.40	$1,146	0.45	$1,122	0.46	$959	0.39

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $0, $0, $(16) million and $0 for the fourth, third, second and first quarters of 2020, and $2 million for the fourth quarter of 2019, respectively.
(3)Includes loan sale net charge-offs (recoveries) of $0 for all quarters of 2020, and $9 million for the fourth quarter of 2019.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31
	2020		2019
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(30)	(0.01)%	$(47)	(0.02)%
Home equity (3)	(73)	(0.19)	(358)	(0.81)
Credit card	2,349	2.76	2,948	3.12
Direct/Indirect consumer	122	0.14	209	0.23
Other consumer	284	n/m	234	n/m
Total consumer	2,652	0.59	2,986	0.66
U.S. commercial	718	0.23	256	0.08
Non-U.S. commercial	155	0.15	84	0.08
Total commercial and industrial	873	0.21	340	0.08
Commercial real estate	270	0.43	29	0.05
Commercial lease financing	59	0.32	21	0.10
	1,202	0.24	390	0.08
U.S. small business commercial	267	0.86	272	1.83
Total commercial	1,469	0.28	662	0.13
Total net charge-offs	$4,121	0.42	$3,648	0.38

By Business Segment and All Other
Consumer Banking	$3,027	0.96%	$3,669	1.22%
Global Wealth & Investment Management	21	0.01	80	0.05
Global Banking	1,132	0.30	367	0.10
Global Markets	48	0.07	9	0.01
All Other	(107)	(0.38)	(477)	(1.13)
Total net charge-offs	$4,121	0.42	$3,648	0.38

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net recoveries of $16 million and $33 million for the years ended December 31, 2020 and 2019.
(3)Includes loan sale net recoveries of $0 and $258 million for the years ended December 31, 2020 and 2019.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2020		September 30, 2020		January 1, 2020		December 31, 2019
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$459	0.21%	$457	0.20%	$212	0.09%	$325	0.14%
Home equity	399	1.16	398	1.09	228	0.57	221	0.55
Credit card	8,420	10.70	8,972	11.24	6,809	6.98	3,710	3.80
Direct/Indirect consumer	752	0.82	800	0.89	566	0.62	234	0.26
Other consumer	41	n/m	64	n/m	55	n/m	52	n/m
Total consumer	10,071	2.35	10,691	2.43	7,870	1.69	4,542	0.98
U.S. commercial (3)	5,043	1.55	5,163	1.55	2,723	0.84	3,015	0.94
Non-U.S.commercial	1,241	1.37	1,353	1.41	668	0.64	658	0.63
Commercial real estate	2,285	3.79	2,283	3.66	1,036	1.65	1,042	1.66
Commercial lease financing	162	0.95	106	0.60	61	0.31	159	0.80
Total commercial	8,731	1.77	8,905	1.75	4,488	0.88	4,874	0.96
Allowance for loan and lease losses	18,802	2.04	19,596	2.07	12,358	1.27	9,416	0.97
Reserve for unfunded lending commitments	1,878		1,910		1,123		813
Allowance for credit losses	$20,680		$21,506		$13,481		$10,229

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		2.04%		2.07%		1.27%		0.97%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		380		431		331		265
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		5.37		5.07		n/m		2.48

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $298 million, $314 million, $257 million and $257 million and home equity loans of $437 million, $343 million, $337 million and $337 million at December 31, 2020, September 30, 2020, January 1, 2020 and December 31, 2019, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.9 billion, $3.4 billion, $5.1 billion and $4.7 billion and non-U.S. commercial loans of $3.0 billion, $3.2 billion, $3.2 billion and $3.1 billion at December 31, 2020, September 30, 2020, January 1, 2020 and December 31, 2019, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $6.7 billion, $7.2 billion, $8.9 billion and $8.3 billion at December 31, 2020, September 30, 2020, January 1, 2020 and December 31, 2019, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.5 billion, $1.5 billion, $831 million and $523 million at December 31, 2020, September 30, 2020, January 1, 2020 and December 31, 2019, respectively.
(4)Allowance for loan and lease losses includes $9.9 billion, $10.3 billion, $7.5 billion and $4.2 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at December 31, 2020, September 30, 2020, January 1, 2020 and December 31, 2019, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 181 percent, 204 percent, 129 percent and 148 percent at December 31, 2020, September 30, 2020, January 1, 2020 and December 31, 2019, respectively.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	33

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the years ended December 31, 2020 and 2019 and the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020 and December 31, 2019. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019
	2020	2019

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$18,995	$32,754	$6,119	$4,546	$3,799	$4,531	$8,169
Provision for credit losses	11,320	3,590	53	1,389	5,117	4,761	941
Pretax, pre-provision income	$30,315	$36,344	$6,172	$5,935	$8,916	$9,292	$9,110

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$267,309	$267,889	$271,020	$267,323	$266,316	$264,534	$266,900
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,862)	(1,721)	(2,173)	(1,976)	(1,640)	(1,655)	(1,678)
Related deferred tax liabilities	821	773	910	855	790	728	730
Tangible shareholders’ equity	$197,317	$197,990	$200,806	$197,251	$196,515	$194,656	$197,001
Preferred stock	(23,624)	(23,036)	(24,180)	(23,427)	(23,427)	(23,456)	(23,461)
Tangible common shareholders’ equity	$173,693	$174,954	$176,626	$173,824	$173,088	$171,200	$173,540

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$272,924	$264,810	$272,924	$268,850	$265,637	$264,918	$264,810
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,151)	(1,661)	(2,151)	(2,185)	(1,630)	(1,646)	(1,661)
Related deferred tax liabilities	920	713	920	910	789	790	713
Tangible shareholders’ equity	$202,742	$194,911	$202,742	$198,624	$195,845	$195,111	$194,911
Preferred stock	(24,510)	(23,401)	(24,510)	(23,427)	(23,427)	(23,427)	(23,401)
Tangible common shareholders’ equity	$178,232	$171,510	$178,232	$175,197	$172,418	$171,684	$171,510

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,819,627	$2,434,079	$2,819,627	$2,738,452	$2,741,688	$2,619,954	$2,434,079
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,151)	(1,661)	(2,151)	(2,185)	(1,630)	(1,646)	(1,661)
Related deferred tax liabilities	920	713	920	910	789	790	713
Tangible assets	$2,749,445	$2,364,180	$2,749,445	$2,668,226	$2,671,896	$2,550,147	$2,364,180

Book value per share of common stock
Common shareholders’ equity	$248,414	$241,409	$248,414	$245,423	$242,210	$241,491	$241,409
Ending common shares issued and outstanding	8,650.8	8,836.1	8,650.8	8,661.5	8,664.1	8,675.5	8,836.1
Book value per share of common stock	$28.72	$27.32	$28.72	$28.33	$27.96	$27.84	$27.32

Tangible book value per share of common stock
Tangible common shareholders’ equity	$178,232	$171,510	$178,232	$175,197	$172,418	$171,684	$171,510
Ending common shares issued and outstanding	8,650.8	8,836.1	8,650.8	8,661.5	8,664.1	8,675.5	8,836.1
Tangible book value per share of common stock	$20.60	$19.41	$20.60	$20.23	$19.90	$19.79	$19.41

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	34